Exhibit 99.1 KEWAUNEE SCIENTIFIC CORPORATION NASDAQ: KEQU

Special Note Regarding Forward-Looking Statements Certain statements in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the Reform Act ). All statements other than statements of historical fact included in this Annual Report, including statements regarding the Company's future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as anticipate, estimate, expect, project, intend, plan, predict, believe and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions, and other important factors that could significantly impact results or achievements expressed or implied by such forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to: competitive and general economic conditions, including disruptions from government mandates, both domestically and internationally, as well as supplier constraints and other supply disruptions; changes in customer demands; technological changes in our operations or in our industry; dependence on customers’ required delivery schedules; risks related to fluctuations in the Company’s operating results from quarter to quarter; risks related to international operations, including foreign currency fluctuations; changes in the legal and regulatory environment; changes in raw materials and commodity costs; risks associated with our ability to identify and complete strategic acquisitions or to successfully integrate any businesses that we may acquire; acts of terrorism, war, governmental action, natural disasters and other Force Majeure events. The cautionary statements made pursuant to the Reform Act herein and elsewhere by us should not be construed as exhaustive. We cannot always predict what factors would cause actual results to differ materially from those indicated by the forward-looking statements. Over time, our actual results, performance, or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such difference might be significant and harmful to our stockholders' interest. Many important factors that could cause such a difference are described under the caption Risk Factors, in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2024, which you should review carefully. These forward-looking statements speak only as of the date of this document. The Company assumes no obligation, and expressly disclaims any obligation, to update any forward- looking statements, whether as a result of new information, future events or otherwise. These reports are available on our investor relations website at www.kewaunee.com and on the SEC website at www.sec.gov. Kewaunee Scientific Corporation | NASDAQ: KEQU 2

About Non-GAAP Measures The following slides include non-GAAP financial measures such as adjusted net earnings and adjusted net earnings per share as supplemental information relating to Kewaunee’s operating results. Adjusted net earnings represent GAAP net earnings adjusted for net pension settlement expenses and the impact of a valuation allowance release. This financial information is not in accordance with, or an alternative fact for, GAAP-compliant financial information and may be different from the operating or non- GAAP financial information used by other companies. The Company believes that this presentation of adjusted net earnings and adjusted net earnings per share provides useful information to investors regarding certain additional financial and business trends relating to its financial condition and results of operations. EBITDA is calculated as net earnings (loss), less interest expense and interest income, income taxes, depreciation, and amortization. Adjusted EBITDA is calculated as EBITDA less the impact of the one-time costs incurred for the pension termination enacted during FY24. We believe EBITDA and Adjusted EBITDA allow management and investors to compare our performance to other companies on a consistent basis without regard to depreciation and amortization or the costs incurred related to our one- time pension termination transaction executed during fiscal year 2024, which can vary significantly between companies depending upon many factors. EBITDA and Adjusted EBITDA are not calculations based upon generally accepted accounting principles, and the method for calculating EBITDA and Adjusted EBITDA can vary among companies. The amounts included in the EBITDA and Adjusted EBITDA calculations, however, are derived from amounts included in the historical consolidated statements of operations. EBITDA and Adjusted EBITDA should not be considered as alternatives to net earnings (loss) or operating earnings (loss) as an indicator of the Company’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. Kewaunee Scientific Corporation | NASDAQ: KEQU 3

Introduction Agenda Annual Shareholder Meeting • Kewaunee Scientific Overview • Fiscal Year 2024 Review • Strategic Direction and Outlook • Q&A 4

Kewaunee Overview 5

Kewaunee’s History 6

The Human Spirit Driving Innovation Forward The human desire to discover has fueled a century of remarkable progress. Here's a glimpse into some of the groundbreaking discoveries that have shaped the modern era. Harnessing the Power A Giant Leap for Taking Flight The Digital Revolution of the Atom Mankind 1700s-1800s 1900s 1900s Early 1900s The splitting of the atom The Wright Brothers' first flight The moon landing in 1969 The invention of the computer unlocked unimaginable energy, in 1903 shattered the marked an extraordinary feat chip ignited the digital paving the way for nuclear power boundaries of human mobility, of human ingenuity, pushing revolution, forever transforming and sparking the development of forever changing the way we the frontiers of scientific communication, information advanced technologies. travel and explore. exploration. access, and innovation. 7

A History of Laboratory Spaces



Early Labs (15th-17th Centuries)

- Simple rooms equipped with basic tools and materials.
- No focus on ergonomic design.
- Containment devices and other technical equipment had yet to be discovered.



Specialized Labs (18th-19th Centuries)

- Larger and more specialized labs with areas for different types of experiments.
- Specialized furniture, such as lab benches and fume hoods
- Development of new scientific instruments like microscopes and telescopes.



Modern Labs (20th-21st Centuries)

Inspiring and collaborative environments.

- Efficient
- cross-functional
- open floor plans
- adaptable furniture for easy configuration to meet changing needs.



Future Labs

As laboratories continue to evolve, Kewaunee remains dedicated to creating amazing spaces that drive progress in diverse fields and shape the future of scientific exploration.

WHY IS INNOVATION IMPORTANT IN LAB DESIGN?

Modern labs have evolved to become dynamic arenas where discoveries are made, ideas are exchanged, and innovation thrives. They are also key tools for recruiting research funding and top talent. These amazing spaces serve as the epicenter of scientific exploration, providing the tools and resources necessary to push known boundaries and harness innovation.

Modern labs can also foster a sense of shared purpose and collective energy. Adaptable workstations enable scientists from diverse disciplines to seamlessly interact, share ideas, and ignite valuable discussions. This collaborative spirit has the potential to push teams to greater heights and drive groundbreaking discoveries that surpass the limitations of individual expertise.

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Why Do Spaces Matter?

SHIFTING LAB LANDSCAPES: The evolution of lab spaces reflects the changing nature of scientific research

FROM CHEMISTRY LABS TO BIOLOGY LABS

Early laboratories were often dominated by benches and fume hoods, catering to the needs of chemists. With the rise of biology and genetics, labs have become more versatile, incorporating specialized equipment like incubators, DNA sequencers, and centrifuges.

POTENT DRUG HANDLING

As research delves into increasingly potent drugs, laboratories require specialized containment facilities with features like negative pressure ventilation and advanced safety protocols. This ensures the safety of researchers and the surrounding environment.

BALLROOM CONCEPT IN NEXT-GEN THERAPIES

Modern drug discovery often involves large-scale, high-throughput screening of potential drug candidates. This has led to the rise of "ballroom labs," vast open spaces housing automated robotics and high-capacity equipment, facilitating the rapid testing of numerous compounds simultaneously.

INTEGRATED DEVICES

The future of laboratory spaces may see a shift towards integrated devices that combine multiple functionalities into a single, compact unit. This would optimize space utilization, improve efficiency, and potentially lead to more streamlined workflows.

COLLABORATION HUBS

Modern laboratories are designed to break down physical barriers and create a sense of community. Open floor plans and flexible furniture allow scientists from diverse disciplines to easily interact, share ideas, and spark new lines of inquiry. This collaborative spirit can lead to groundbreaking discoveries that transcend the limitations of individual expertise.

HARNESSING TEAM ENERGY

A well-designed lab space fosters a sense of shared purpose and collective energy. Seeing colleagues' research unfold first-hand and witnessing the collective pursuit of knowledge can be immensely motivating. This collaborative energy can push teams to achieve greater heights and accelerate the pace of discovery.

INSPIRING THE NEXT GENERATION

Modern labs, with their cutting-edge technology and sleek aesthetics, can be incredibly inspiring for young scientists.

Witnessing the marvels of science firsthand can ignite a passion for exploration and a desire to push the boundaries of knowledge. This inspiration is crucial for attracting and nurturing the next generation of scientific minds.

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Amazing Spaces Across Industries At Kewaunee, we believe in empowering the scientific community with spaces that inspire, innovate, and integrate. Serving the forefront of life sciences, education, healthcare, industrial, petrochemical, and government research, we deliver unparalleled laboratory environments tailored for every research and development endeavor. PROVIDING SOLUTIONS FOR § Life Sciences § Education § Healthcare § Industrial § Government § Petroleum 10

Discovery Russia Drives R&D UK $106 B $52 B South Korea $55 B China Spending USA $551 B Japan Italy Taiwan Global R&D Spending is $886 B $182 B $36 B on the Rise. $32 B The United States and Germany India China are the top Brazil $143 B spenders on R&D, $65 B $37 B accounting for more than half of global expenditures in 2022. However, middle- income countries are Global R&D expenditures have tripled from an estimated catching up, with R&D $726 billion in 2000 to an estimated $2.5 trillion in 2022. growth outpacing that of Increased investment in discovery has been a key driver of the US. global progress, and R&D spending is expected to rise as technological advancements fuel new research. Top 10 countries *Anderson G; National Center for Science and Engineering Statistics (NCSES). 2024. U.S. R&D Increased by $72 Billion in 2021 to $789 Billion; Estimate for 2022 contributed to more than Indicates Further Increase to $886 Billion. NSF 24-317. Alexandria, VA: National 80% of R&D Investment Science Foundation. Available at https://ncses.nsf.gov/pubs/nsf24317/. 11

Global Laboratory Furniture & Enclosure Market Outlook Global Market Potential ($M) Market Growth from 2022 to 2027F ($M) Clean Bench & BSCs, $669, 26% 6.8% Clean Bench & BSCs, $998, 28% 2022 2027F 2027F Fume Lab Furniture & Fume Hoods, Lab Furniture Hoods, Fixtures, & Fixtures, $625, 24% $848, 24% $1,285, 50% $1,733, 48% 2022 2023F 2024F 2027F The current global laboratory furniture and enclosure market is at $2.6 Billion and is projected to reach $3.6 Billion, growing at a CAGR of 6.8% across the period (2022-2027). Lab Furniture & Fixtures contribute nearly 50% of the market share followed by clean bench & BSCs (26%) and Fume Hoods (24%). By 2027, clean bench and BSCs segment is expected to grow by 2% reaching at a share of 28% from 26%. *Anderson G; National Center for Science and Engineering Statistics (NCSES). 2024. U.S. R&D Increased by $72 Billion in 2021 to $789 Billion; Estimate for 2022 Indicates Further Increase to $886 Billion. NSF 24-317. Alexandria, VA: National Science Foundation. Available at https://ncses.nsf.gov/pubs/nsf24317/. 12

WHY CHOOSE KEWAUNEE? Experience Serving Industry-Leading Leading Dealer and Financial Experience Users In Multiple Portfolio Distribution Network Stability Founded in 1906, End-Use Markets Kewaunee offers Our global network of Kewaunee brings $203.8 Million total lab solutions experienced dealers The industries served by over 118 years of in Revenue with a portfolio of stand ready with local Kewaunee continue to manufacturing products that meet expertise to simplify the invest in research and Strong balance excellence to every furniture need building process and development, requiring sheet and every project. within the laboratory bring projects from Kewaunee products in backlog space. thought to finish with diverse markets. support at every stage. 13

FY 2024 Financial Review

HISTORICAL FINANCIALS Kewaunee Scientific Corporation | NASDAQ: KEQU Consistent Revenue and Backlog Stable Annual Revenue Globally Revenue Backlog Domestic International $219.5M $203.8M $146.7M $173.9M $137.2M $168.9M $126.9M $155.6M $147.9M $72.8M $66.5M $42.0M FY2022 FY2023 FY2024 FY2022 FY2023 FY2024 15

Financial Review $ in thousands, excluding FY22 FY23 FY24 Pension Valuation FY24 per share data Reported Reported Reported Settlement Allowance Adjusted Net Sales $168,872 $219,494 $203,755 $ - $ - $203,755 Operating Profit (2,608) 5,364 18,281 - - 18,281 % of Sales -1.5% 2.4% 9.0% 0.0% 0.0% 9.0% Pension, Interest and Other 123 (866) (5,162) (4,019) - (1,143) Profit/(Loss) Before Tax (2,485) 4,498 13,119 (4,019) - 17,138 Income Tax Expense/(Benefit) 3,518 3,139 (5,938) (3,870) (6,583) 4,515 Net Earnings/(Loss) Before NCI (6,003) 1,359 19,057 (149) 6,583 12,623 Less: NCI 123 621 304 - - 304 Net Earnings/(Loss) $(6,126) $738 $18,753 $(149) $6,583 $12,319 Add/(Less): Interest Expense 632 1,734 1,799 1,799 Interest Income (399) (961) (1,093) (1,093) Income Taxes 3,518 3,139 (5,938) (3,870) (6,583) 4,515 Depreciation & Amortization 2,769 2,867 3,125 3,125 EBITDA $394 $7,517 $16,646 $(4,019) $ - $20,665 Earnings Per Share: Basic $(2.20) $0.26 $6.51 $(0.05) $2.29 $4.28 Diluted $(2.20) $0.25 $6.38 $(0.05) $2.24 $4.19 16

Strategic Direction and Outlook

Strategic Direction and Outlook OUR GUIDING PRINCIPLES We will be easy to do business with. We will get closer to our customer(s). We will do everything with excellence. We will lead and not follow (we are innovators). 18

Thank You & Questions 19